Exhibit 4.1

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY NOT, DIRECTLY OR INDIRECTLY, WHETHER VOLUNTARILY OR INVOLUNTARILY, BE SOLD, TRANSFERRED, ASSIGNED, GRANTED PARTICIPATION IN, PLEDGED, MORTGAGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF BY OPERATION OF LAW OR OTHERWISE (“TRANSFERRED”) WITHOUT COMPLYING WITH, THE PROVISIONS OF THE AMENDED AND RESTATED OPERATING AGREEMENT BY AND AMONG THE MEMBERS OF RUBY NEWCO LLC (THE “COMPANY”) (THE “OPERATING AGREEMENT”), AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE COMPANY, AND ANY TRANSFER NOT IN SUCH COMPLIANCE WILL BE VOID AB INITIO. IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SUCH AGREEMENT, NO TRANSFER OF THE UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE “ACT”), AND ALL APPLICABLE STATE SECURITIES LAWS OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT. THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHT OF THE CLASS B COMMON UNIT MAJORITY (AS DEFINED IN THE OPERATING AGREEMENT) OR NEWS CORPORATION TO CAUSE THE COMPANY TO ENGAGE IN CERTAIN MERGERS UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE OPERATING AGREEMENT. IN ADDITION, EXCEPT AS EXPRESSLY SET FORTH IN THE OPERATING AGREEMENT AND EXCEPT TO THE EXTENT, IF AT ALL, REQUIRED BY APPLICABLE LAW, AND SUBJECT TO THE EXPRESS PROVISIONS OF THE OPERATING AGREEMENT, NEITHER NEWS CORPORATION, NOR ANY OF ITS AFFILIATES NOR THE MANAGERS OF THE COMPANY SHALL HAVE ANY DUTY OR OBLIGATION TO PROVIDE ANY INFORMATION OR DISCLOSURE TO ANY MEMBER WITH RESPECT TO ANY MATTER OR ACTION RESERVED TO THE MEMBERS FOR DECISION PURSUANT TO THE OPERATING AGREEMENT OR THE ACT.

CERTIFICATE NO.	UNITS

SEE REVERSE FOR

CERTAIN DEFINITIONS

RUBY NEWCO LLC

A Delaware Limited Liability Company

CLASS B COMMON UNITS

THIS CERTIFIES THAT                                                                                   is the owner of                                                               Class B Common Units of the Company.

Witness the facsimile seal of the Company and the signature of its duly authorized officers.

RUBY NEWCO LLC

DELAWARE

SEAL

2007

By:
	President		Secretary

Dated:		, 2007

[Reverse of Certificate]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common	UNIF GIFT MIN ACT –	Custodian
TEN ENT –	as tenants by the entireties		(Cust)	(Minor)
JT TEN –	as joint tenants with		under Uniform Gifts to
	right of survivorship and		Minors Act
	not as tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

__________________________________________

__________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                           UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                      ATTORNEY TO TRANSFER THE SAID UNITS ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 17Ad–15).